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                                    EXHIBIT 10.39


                                   AMENDMENT NO. 1
                                          TO
                                  NISSAN DEALER TERM
                             SALES AND SERVICE AGREEMENT

    This Agreement of Amendment is entered into October 13, 1997 by and between the Nissan Division of Nissan Motor Corporation U.S.A., a California corporation (hereinafter "Seller"), and SAHARA NISSAN, INC., dba Jack Biegger Nissan, a Nevada corporation (hereinafter "Dealer").

                                       RECITALS

         Effective July 1, 1997, Seller and Dealer entered into a Nissan Dealer Term Sales and Service Agreement (hereinafter "the Agreement"). Seller and Dealer desire to amend the Agreement to reflect a change in DBA Name.

    THEREFORE, the parties hereby agree to amend the Agreement as follows:

    1. The name of Dealer in the Final Article is hereby amended to read as follows:

         "Dealer Name: SAHARA NISSAN, INC. DBA NISSAN WEST"

    The terms and conditions of the Agreement, to the extent not modified herein, shall remain in full force and effect and shall continue to bind the parties hereto.

    IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate as of the day and year first above written

    DEALER                         SELLER

    SAHARA NISSAN, INC.            NISSAN DIVISION
    DBA NISSAN WEST                NISSAN MOTOR CORPORATION U.S.A.


By: /s/ Bill A. Gilliland          By: /s/ Thomas H. Eastwood
   ---------------------------        ------------------------------------
    Bill A. Gilliland                 Thomas H. Eastwood
    Chairman and CEO                  Vice President
                                      Nissan Division


                                   By: /s/ William Kirrane
                                      ------------------------------------
                                      William Kirrane
                                      Regional Vice President, Southwest Region